                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: April 24, 2012

                                                   SWEETWATER RESOURCES, INC.

                                                         ---------------------

                                  (Exact name of registrant as specified in its charter)

                        Nevada                                   333-151339               71-1050559

           -------------------------------               --------------------        -----------------------

         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

                               Madappilly House, Elenjipra, P.O., Chalakudy Via, Kerala, India, 680271

                               (Address of Principal Executive Offices) (Zip Code)

                                                     011-91-480-320-8192

                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Releases

The information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose,  including for the purposes  of  Section  18 of the  Exchange  Act,  or  otherwise  subject  to the liabilities of that Section.  The information in this Current Report on Form 8-K shall  not be  deemed  incorporated  by  reference  into any  filing  under  the

Securities  Act or the  Exchange  Act  regardless  of any general  incorporation language in such filing.

On April 24, 2012 Sweetwater Resources, Inc. issued a press release.

The text of these press releases is attached herewith as Exhibit 99.1

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 19, 2012 Sweetwater Resources, Inc. (the Registrant) entered into a Letter of Intent with Centaurus Technologies, Inc a privately held company based in Las Vegas Nevada, to acquire certain cultured diamond technology and related patent and intellectual property.

.A copy of the Letter of Intent is attached herewith as Exhibit 10.2

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Letter of Intent
99.1	Press release April 24, 2012

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         SWEETWATER RESOURCES, INC.

                                         By: /s/ Jose Madappilly

                                             -------------------------------

                                             Jose Madappilly, President

                                          Date: April 24, 2012